News Release

Virtus Investment Partners Announces Financial Results for Fourth Quarter 2025

▪Earnings Per Share - Diluted of $5.17; Earnings Per Share - Diluted, as Adjusted, of $6.50
▪Total Sales of $5.3B; Net Flows of ($8.1B); Assets Under Management of $159.5B

Hartford, CT, February 6, 2026 - Virtus Investment Partners, Inc. (NYSE: VRTS) today reported financial results for the three months ended December 31, 2025.

Financial Highlights (Unaudited)
(in millions, except per share data or as noted)

	Three Months Ended			Three Months Ended
	12/31/2025	12/31/2024	Change	9/30/2025	Change
U.S. GAAP Financial Measures
Revenues	$208.0	$233.5	(11%)	$216.4	(4%)
Operating expenses	$168.2	$182.8	(8%)	$169.3	(1%)
Operating income (loss)	$39.8	$50.7	(21%)	$47.1	(15%)
Operating margin	19.1%	21.7%		21.7%
Net income (loss) attributable to Virtus Investment Partners, Inc.	$35.5	$33.3	7%	$31.9	11%
Earnings (loss) per share - diluted	$5.17	$4.66	11%	$4.65	11%
Weighted average shares outstanding - diluted	6.857	7.139	(4%)	6.867	—%

Non-GAAP Financial Measures (1)
Revenues, as adjusted	$188.9	$212.0	(11%)	$196.7	(4%)
Operating expenses, as adjusted	$127.8	$137.6	(7%)	$131.7	(3%)
Operating income (loss), as adjusted	$61.1	$74.5	(18%)	$65.0	(6%)
Operating margin, as adjusted	32.4%	35.1%		33.0%
Net income (loss) attributable to Virtus Investment Partners, Inc., as adjusted	$44.5	$53.5	(17%)	$45.9	(3%)
Earnings (loss) per share - diluted, as adjusted	$6.50	$7.50	(13%)	$6.69	(3%)

(1) See the information beginning on page 10 for reconciliations to the most directly comparable U.S. GAAP measures and other important disclosures

Earnings Summary
The company presents U.S. GAAP and non-GAAP earnings information in this release. Management believes that the non-GAAP financial measures presented reflect the company’s operating results from providing investment management and related services to individuals and institutions and uses these measures to evaluate financial performance. Non-GAAP financial measures have material limitations and should not be viewed in isolation or as a substitute for U.S. GAAP measures. Non-GAAP information and reconciliations to the most comparable U.S. GAAP measures can be found beginning on page 10 of this earnings release.

Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | virtus.com

Virtus Investment Partners, Inc. 2.

Assets Under Management and Asset Flows
(in billions)

	Three Months Ended			Three Months Ended
	12/31/2025	12/31/2024	Change	9/30/2025	Change
Ending total assets under management	$159.5	$175.0	(9%)	$169.3	(6%)
Average total assets under management	$165.2	$182.1	(9%)	$170.3	(3%)
Total sales	$5.3	$6.4	(17%)	$6.3	(15%)
Net flows	$(8.1)	$(4.8)	67%	$(3.9)	110%

Total assets under management of $159.5 billion at December 31, 2025 compared with $169.3 billion in the prior quarter due to market performance and net outflows in U.S. retail funds, institutional, and retail separate accounts partially offset by positive net flows in exchange-traded funds (ETFs). In addition, the company provided services to $1.8 billion of other fee-earning assets that are not included in assets under management.
Total sales of $5.3 billion compared with $6.3 billion in the prior quarter. Institutional sales of $1.4 billion decreased from $2.0 billion, which included the issuance of a $0.4 billion collateralized loan obligation (CLO). Retail separate account sales of $1.2 billion compared with $1.4 billion as higher wealth management sales were more than offset by intermediary sold. Open-end fund sales, including $0.8 billion of ETF sales, were $2.8 billion and essentially unchanged.
Net flows of ($8.1) billion compared with ($3.9) billion in the prior quarter and were driven by quality-oriented equity strategies. Institutional net flows of ($3.0) billion compared with ($1.5) billion and were primarily due to net outflows in large-cap growth strategies. Retail separate account net flows of ($2.5) billion compared with ($1.2) billion with net outflows led by small- and small/mid-cap strategies. Open-end fund net flows, which included $0.6 billion of positive ETF net flows, were ($2.5) billion primarily due to net outflows in equities and compared with ($1.1) billion in the prior quarter.

Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | virtus.com

Virtus Investment Partners, Inc. 3.

GAAP Results
Operating income of $39.8 million decreased from $47.1 million in the prior quarter reflecting a 4% decline in revenues due to lower average assets under management, partially offset by a 1% decline in operating expenses. Lower operating expenses were primarily due to a decline in employment expenses due to lower variable incentive compensation, as other operating expenses were essentially unchanged.

Net income attributable to Virtus Investment Partners, Inc. of $5.17 per diluted share included ($0.40) of CLO expenses, ($0.26) of realized and unrealized losses on investments, ($0.24) of acquisition and integration costs, and ($0.09) of fair value adjustments to contingent consideration, partially offset by $0.53 of fair value adjustments to minority interests and $0.16 of discrete tax adjustments. Net income per diluted share of $4.65 in the prior quarter included ($1.54) of realized and unrealized losses on investments and ($0.05) of acquisition and integration costs, partially offset by $0.42 of fair value adjustments to minority interests.

The effective tax rate of 28% compared with 29% in the prior quarter, primarily reflecting a decrease in income tax valuation allowances for net unrealized and realized losses compared to the prior quarter.

Non-GAAP Results
Revenues, as adjusted, of $188.9 million decreased 4% from $196.7 million in the prior quarter primarily due to lower average assets under management.
Employment expenses, as adjusted, of $95.8 million declined 3% due to lower variable incentive compensation. Other operating expenses, as adjusted, of $30.2 million decreased from $31.1 million in the prior quarter, which included discrete business initiative expenses of $1.0 million.

Operating income, as adjusted, of $61.1 million and the related margin of 32.4% compared with $65.0 million and 33.0%, respectively, due to lower revenues partially offset by a 3% decline in total operating expenses.

Net income attributable to Virtus Investment Partners, Inc., as adjusted, per diluted share was $6.50 and compared with $6.69 in the prior quarter. The sequential decrease primarily reflected lower average assets.

The effective tax rate, as adjusted, of 25% decreased from 26% in the prior quarter due to a lower state tax rate.

Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | virtus.com

Virtus Investment Partners, Inc. 4.

Select Balance Sheet Items and Metrics (Unaudited)
(in millions)

	As of			As of
Select Balance Sheet Items	12/31/2025	12/31/2024	Change	9/30/2025	Change
Cash and cash equivalents	$386.5	$265.9	45%	$370.6	4%
Gross debt (1)	$399.0	$236.1	69%	$400.0	—%
Contingent consideration (2)	$39.1	$63.5	(38%)	$37.4	5%
Redeemable noncontrolling interests (3)	$26.8	$61.6	(57%)	$38.7	(31%)
Total equity exc. noncontrolling interests	$934.1	$897.5	4%	$918.7	2%
Other Metrics
Working capital (4)	$254.0	$134.5	89%	$288.4	(12%)
Net debt (cash) (5)	$12.5	$(29.8)	N/M	$29.4	(57%)

N/M - Not Meaningful
(1)Excludes deferred financing costs of $9.0 million, $3.9 million, and $9.4 million, as of December 31, 2025, December 31, 2024, and September 30, 2025, respectively
(2)Represents estimated revenue participation and other contingent payments
(3)Excludes redeemable noncontrolling interests of consolidated investment products of $76.2 million, $45.7 million, and $64.5 million as of December 31, 2025, December 31, 2024, and September 30, 2025, respectively
(4)Defined as cash and cash equivalents plus accounts receivable, net, and deferred compensation related investments less accrued compensation and benefits (excluding those of minority interests), accounts payable and accrued liabilities, dividends payable, as well as debt principal payments and revenue participation obligations due within 12 months
(5)Defined as gross debt less cash and cash equivalents in accordance with the company's credit agreement

Cash and equivalents at December 31, 2025 were $386.5 million, up 4% from the prior quarter as cash earnings were primarily offset by the previously-announced minority investment in Crescent Cove for $40.0 million and return of capital to shareholders. Working capital at December 31, 2025 was $254.0 million.
During the quarter, the company repurchased 60,292 shares for $10.0 million.
Gross debt at December 31, 2025 was $399.0 million. Net debt was $12.5 million, or 0.0x EBITDA.

Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | virtus.com

Virtus Investment Partners, Inc. 5.

Conference Call and Investor Presentation
Management will host an investor conference call and webcast on Friday, February 6, 2026, at 10 a.m. Eastern to discuss these financial results and related matters. The presentation that will accompany the conference call is available in the Investor Relations section of virtus.com. A replay of the call will be available in the Investor Relations section for at least one year. We routinely post important information for investors on the Investor Relations section of our website and may use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. We may also use social media channels to communicate with our investors and the public about our company, our products and other matters, and those communications could be deemed to be material information. The information contained on, or that may be accessed through, our website or social media channels are not incorporated by reference into, and are not a part of, this document.

About Virtus Investment Partners, Inc.
Virtus Investment Partners (NYSE: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. We provide investment products and services from our investment managers, each with a distinct investment style and autonomous investment process, as well as select subadvisers. Investment solutions are available across multiple disciplines and product types to meet a wide array of investor needs. Additional information about our firm, investment partners, and strategies is available at virtus.com.

Investor Relations Contact	Media Relations Contact
Sean Rourke (860) 263-4709 sean.rourke@virtus.com	Laura Parsons (860) 503-1382 laura.parsons@virtus.com

Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | virtus.com

Virtus Investment Partners, Inc. 6.

U.S. GAAP Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Three Months Ended			Three Months Ended		Twelve Months Ended
	12/31/2025	12/31/2024	Change	9/30/2025	Change	12/31/2025	12/31/2024	Change
Revenues
Investment management fees	$175,710	$199,975	(12%)	$183,762	(4%)	$725,039	$773,830	(6%)
Distribution and service fees	12,341	13,685	(10%)	12,517	(1%)	49,579	54,692	(9%)
Administration and shareholder service fees	18,351	18,748	(2%)	18,869	(3%)	73,275	74,294	(1%)
Other income and fees	1,621	1,086	49%	1,237	31%	4,972	4,133	20%
Total revenues	208,023	233,494	(11%)	216,385	(4%)	852,865	906,949	(6%)
Operating Expenses
Employment expenses	94,790	106,202	(11%)	98,807	(4%)	400,720	432,587	(7%)
Distribution and other asset-based expenses	22,142	24,005	(8%)	22,034	—%	89,047	96,223	(7%)
Other operating expenses	32,307	32,738	(1%)	32,428	—%	130,358	127,526	2%
Operating expenses of consolidated investment products	3,506	2,923	20%	496	N/M	5,812	6,987	(17%)
Restructuring expense	—	—	N/M	693	(100%)	693	1,487	(53%)
Change in fair value of contingent consideration	800	1,692	(53%)	—	N/M	(2,214)	(5,608)	(61%)
Depreciation expense	1,719	2,330	(26%)	1,922	(11%)	7,992	8,958	(11%)
Amortization expense	12,944	12,883	—%	12,945	—%	51,777	56,299	(8%)
Total operating expenses	168,208	182,773	(8%)	169,325	(1%)	684,185	724,459	(6%)
Operating Income (Loss)	39,815	50,721	(22%)	47,060	(15%)	168,680	182,490	(8%)
Other Income (Expense)
Realized and unrealized gain (loss) on investments, net	586	(2,501)	N/M	2,257	(74%)	5,823	3,914	49%
Realized and unrealized gain (loss) of consolidated investment products, net	(337)	2,069	N/M	(14,913)	(98%)	(28,103)	(14,460)	94%
Other income (expense), net	802	341	135%	536	50%	3,473	2,036	71%
Total other income (expense), net	1,051	(91)	N/M	(12,120)	N/M	(18,807)	(8,510)	121%
Interest Income (Expense)
Interest expense	(7,029)	(5,033)	40%	(5,299)	33%	(21,471)	(22,132)	(3%)
Interest and dividend income	5,033	3,463	45%	2,200	129%	12,303	12,488	(1%)
Interest and dividend income of investments of consolidated investment products	47,944	50,604	(5%)	45,918	4%	187,452	204,732	(8%)
Interest expense of consolidated investment products	(39,562)	(41,157)	(4%)	(33,310)	19%	(140,908)	(161,192)	(13%)
Total interest income (expense), net	6,386	7,877	(19%)	9,509	(33%)	37,376	33,896	10%
Income (Loss) Before Income Taxes	47,252	58,507	(19%)	44,449	6%	187,249	207,876	(10%)
Income tax expense (benefit)	13,400	19,047	(30%)	13,108	2%	51,261	55,423	(8%)
Net Income (Loss)	33,852	39,460	(14%)	31,341	8%	135,988	152,453	(11%)
Noncontrolling interests	1,598	(6,166)	N/M	585	173%	2,408	(30,707)	N/M
Net Income (Loss) Attributable to Virtus Investment Partners, Inc.	$35,450	$33,294	6%	$31,926	11%	$138,396	$121,746	14%
Earnings (Loss) Per Share - Basic	$5.25	$4.75	11%	$4.73	11%	$20.27	$17.19	18%
Earnings (Loss) Per Share - Diluted	$5.17	$4.66	11%	$4.65	11%	$19.97	$16.89	18%
Cash Dividends Declared Per Common Share	$2.40	$2.25	7%	$2.40	—%	$9.30	$8.30	12%
Weighted Average Shares Outstanding - Basic	6,752	7,012	(4%)	6,757	—%	6,829	7,082	(4%)
Weighted Average Shares Outstanding - Diluted	6,857	7,139	(4%)	6,867	—%	6,929	7,210	(4%)

N/M - Not Meaningful

Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | virtus.com

Virtus Investment Partners, Inc. 7.

Assets Under Management - Product and Asset Class
(in millions)

	Three Months Ended
	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025
By Product (period end):
Open-End Funds (1)	$56,073	$53,608	$55,653	$55,724	$52,759
Closed-End Funds	10,225	10,273	10,481	10,867	10,635
Retail Separate Accounts (2)	49,536	46,920	47,445	46,798	43,091
Institutional Accounts (3)	59,167	56,662	57,131	55,936	53,008
Total	$175,001	$167,463	$170,710	$169,325	$159,493

By Product (average) (4)
Open-End Funds (1)	$57,905	$56,104	$53,742	$55,889	$54,502
Closed-End Funds	10,452	10,288	10,183	10,598	10,828
Retail Separate Accounts (2)	50,610	49,321	46,637	47,363	46,287
Institutional Accounts (3)	63,121	57,877	56,397	56,426	53,603
Total	$182,088	$173,590	$166,959	$170,276	$165,220

By Asset Class (period end):
Equity	$100,792	$93,624	$96,232	$92,066	$82,584
Fixed Income	37,696	37,930	38,594	39,750	39,879
Multi-Asset (5)	21,174	20,834	21,430	22,078	21,617
Alternatives (6)	15,339	15,075	14,454	15,431	15,413
Total	$175,001	$167,463	$170,710	$169,325	$159,493

Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | virtus.com

Virtus Investment Partners, Inc. 8.

Assets Under Management - Average Management Fees Earned (7)
(in basis points)

	Three Months Ended
	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025
By Product:
Open-End Funds (1)	49.5	47.8	46.7	47.0	44.7
Closed-End Funds	58.8	58.5	58.6	58.5	58.4
Retail Separate Accounts (2)	42.6	42.9	42.9	41.8	42.0
Institutional Accounts (3)(8)	31.9	31.8	31.8	31.6	31.5
All Products (8)	42.0	41.7	41.3	41.2	40.6

(1)    Represents assets under management of U.S. retail funds, global funds, and exchange-traded funds
(2)    Includes investment models provided to managed account sponsors
(3)     Represents assets under management of institutional separate and commingled accounts including structured products
(4)    Calculated according to revenue earning basis that includes average daily, weekly, monthly beginning balance, monthly ending balance, or quarter beginning and ending balance, as well as quarter beginning or ending spot balance
(5)    Consists of multi-asset offerings not included in equity, fixed income, and alternatives
(6)    Consists of real estate securities, managed futures, event-driven, infrastructure, and other strategies
(7)    Represents investment management fees, as adjusted, divided by average assets. Investment management fees, as adjusted, exclude the impact of consolidated investment products and are net of revenue-related adjustments. Revenue-related adjustments are based on specific agreements and reflect the portion of investment management fees passed through to third-party client intermediaries for services to investors in sponsored investment products
(8)    Includes performance-related fees, in basis points, earned during the three months ended as follows:

	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025
Institutional Accounts	1.0	0.2	0.7	0.2	0.1
All Products	0.3	0.1	0.2	0.1	—
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Virtus Investment Partners, Inc. 9.

Assets Under Management - Asset Flows by Product
(in millions)

	Three Months Ended					Twelve Months Ended
	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	12/31/2024	12/31/2025
Open-End Funds (1)
Beginning balance	$58,100	$56,073	$53,608	$55,653	$55,724	$56,062	$56,073
Inflows	3,049	3,038	2,825	2,815	2,760	12,420	11,438
Outflows	(4,165)	(4,110)	(3,806)	(3,901)	(5,260)	(16,532)	(17,077)
Net flows	(1,116)	(1,072)	(981)	(1,086)	(2,500)	(4,112)	(5,639)
Market performance	(541)	(1,250)	3,211	1,335	82	4,949	3,378
Other (2)	(370)	(143)	(185)	(178)	(547)	(826)	(1,053)
Ending balance	$56,073	$53,608	$55,653	$55,724	$52,759	$56,073	$52,759

Closed-End Funds
Beginning balance	$10,432	$10,225	$10,273	$10,481	$10,867	$10,026	$10,225
Inflows	1	5	4	3	—	1	12
Outflows	—	(40)	(2)	(10)	(52)	(41)	(104)
Net flows	1	(35)	2	(7)	(52)	(40)	(92)
Market performance	(55)	257	378	581	52	1,112	1,268
Other (2)	(153)	(174)	(172)	(188)	(232)	(873)	(766)
Ending balance	$10,225	$10,273	$10,481	$10,867	$10,635	$10,225	$10,635

Retail Separate Accounts (3)
Beginning balance	$50,610	$49,536	$46,920	$47,445	$46,798	$43,202	$49,536
Inflows	1,816	1,742	1,468	1,449	1,205	8,621	5,864
Outflows	(1,745)	(2,410)	(2,264)	(2,666)	(3,724)	(6,957)	(11,064)
Net flows	71	(668)	(796)	(1,217)	(2,519)	1,664	(5,200)
Market performance	(1,145)	(1,947)	1,322	579	(1,187)	4,667	(1,233)
Other (2)	—	(1)	(1)	(9)	(1)	3	(12)
Ending balance	$49,536	$46,920	$47,445	$46,798	$43,091	$49,536	$43,091

Institutional Accounts (4)
Beginning balance	$64,600	$59,167	$56,662	$57,131	$55,936	$62,969	$59,167
Inflows	1,574	1,455	1,283	2,006	1,381	5,715	6,125
Outflows	(5,376)	(2,659)	(3,455)	(3,548)	(4,408)	(13,660)	(14,070)
Net flows	(3,802)	(1,204)	(2,172)	(1,542)	(3,027)	(7,945)	(7,945)
Market performance	(1,141)	(1,170)	2,844	498	274	5,101	2,446
Other (2)	(490)	(131)	(203)	(151)	(175)	(958)	(660)
Ending balance	$59,167	$56,662	$57,131	$55,936	$53,008	$59,167	$53,008

Total
Beginning balance	$183,742	$175,001	$167,463	$170,710	$169,325	$172,259	$175,001
Inflows	6,440	6,240	5,580	6,273	5,346	26,757	23,439
Outflows	(11,286)	(9,219)	(9,527)	(10,125)	(13,444)	(37,190)	(42,315)
Net flows	(4,846)	(2,979)	(3,947)	(3,852)	(8,098)	(10,433)	(18,876)
Market performance	(2,882)	(4,110)	7,755	2,993	(779)	15,829	5,859
Other (2)	(1,013)	(449)	(561)	(526)	(955)	(2,654)	(2,491)
Ending balance	$175,001	$167,463	$170,710	$169,325	$159,493	$175,001	$159,493

(1)     Represents assets under management of U.S. retail funds, global funds and exchange-traded funds
(2)     Represents open-end and closed-end fund distributions net of reinvestments, the impact of non-sales related activities such as asset acquisitions/(dispositions), seed capital investments/(withdrawals), current income or capital returned by structured products, and the use of leverage
(3)    Includes investment models provided to managed account sponsors
(4)     Represents assets under management of institutional separate and commingled accounts including structured products

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Virtus Investment Partners, Inc. 10.

Non-GAAP Information and Reconciliations
(in thousands except per share data)

The non-GAAP financial measures included in this release differ from financial measures determined in accordance with U.S. GAAP as a result of the reclassification of certain income statement items, as well as the exclusion of certain expenses and other items that are not reflective of the earnings generated from providing investment management and related services. Management uses these measures to evaluate the company’s financial performance and operational decision-making. Management believes that these non-GAAP financial measures, when presented together with directly comparable U.S. GAAP measures, are useful to investors and other interested parties to provide additional insight, promote transparency and allow for a more comprehensive understanding of the information used by management. Please see the Notes to Reconciliations on page 13 for additional information on how these measures reflect the company’s operating results. Non-GAAP financial measures have material limitations and should not be viewed in isolation or as a substitute for U.S. GAAP measures. Also, the non-GAAP financial measures referenced in this release may not be comparable to the similarly titled measures used by other companies.

The following are reconciliations and related notes of the most directly comparable U.S. GAAP measure to each non-GAAP measure:

	Three Months Ended
Revenues	12/31/2025	12/31/2024	9/30/2025
Total revenues, GAAP	$208,023	$233,494	$216,385
Consolidated investment products revenues (1)	3,015	2,524	2,338
Investment management fees (2)	(9,798)	(10,317)	(9,514)
Distribution and service fees (2)	(12,344)	(13,688)	(12,520)
Total revenues, as adjusted	$188,896	$212,013	$196,689

Operating Expenses
Total operating expenses, GAAP	$168,208	$182,773	$169,325
Consolidated investment products expenses (1)	(3,506)	(2,923)	(496)
Distributions to minority interests (3)	(799)	—	(815)
Distribution and other asset-based expenses (4)	(22,142)	(24,005)	(22,034)
Amortization of intangible assets (5)	(12,944)	(12,883)	(12,945)
Restructuring expense (6)	—	—	(693)
Deferred compensation and related investments (7)	(167)	65	(328)
Acquisition and integration expenses (8)	(3,013)	(2,553)	(454)
Other (9)	2,136	(2,914)	160
Total operating expenses, as adjusted	$127,773	$137,560	$131,720

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Virtus Investment Partners, Inc. 11.

	Three Months Ended
Operating Income (Loss)	12/31/2025	12/31/2024	9/30/2025
Operating income (loss), GAAP	$39,815	$50,721	$47,060
Consolidated investment products (earnings) losses (1)	6,521	5,447	2,834
Distributions to minority interests (3)	799	—	815
Amortization of intangible assets (5)	12,944	12,883	12,945
Restructuring expense (6)	—	—	693
Deferred compensation and related investments (7)	167	(65)	328
Acquisition and integration expenses (8)	3,013	2,553	454
Other (9)	(2,136)	2,914	(160)
Operating income (loss), as adjusted	$61,123	$74,453	$64,969

Operating margin, GAAP	19.1%	21.7%	21.7%
Operating margin, as adjusted	32.4%	35.1%	33.0%

Income (Loss) Before Taxes
Income (loss) before taxes, GAAP	$47,252	$58,507	$44,449
Consolidated investment products (earnings) losses (1)	245	(235)	4
Distributions to minority interests (3)	799	—	815
Amortization of intangible assets (5)	12,944	12,883	12,945
Restructuring expense (6)	—	—	693
Deferred compensation and related investments (7)	324	501	156
Acquisition and integration expenses (8)	3,013	2,553	454
Other (9)	(2,136)	2,914	348
Seed capital and CLO investments (gains) losses (10)	(797)	(1,966)	4,999
Income (loss) before taxes, as adjusted	$61,644	$75,157	$64,863

Income Tax Expense (Benefit)
Income tax expense (benefit), GAAP	$13,400	$19,047	$13,108
Tax impact of:
Amortization of intangible assets (5)	3,272	3,423	3,367
Restructuring expense (6)	—	—	180
Deferred compensation and related investments (7)	82	133	41
Acquisition and integration expenses (8)	762	678	118
Other (9)	1,971	(124)	(11)
Seed capital and CLO investments (gains) losses (10)	(3,907)	(3,185)	66
Income tax expense (benefit), as adjusted	$15,580	$19,972	$16,869

Effective tax rate, GAAPA	28.4%	32.6%	29.5%
Effective tax rate, as adjustedB	25.3%	26.6%	26.0%
A     Reflects income tax expense (benefit), GAAP, divided by income (loss) before taxes, GAAP
B     Reflects income tax expense (benefit), as adjusted, divided by income (loss) before taxes, as adjusted

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Virtus Investment Partners, Inc. 12.

	Three Months Ended
Net Income (Loss) Attributable to Virtus Investment Partners, Inc.	12/31/2025	12/31/2024	9/30/2025
Net income (loss) attributable to Virtus Investment Partners, Inc.	$35,450	$33,294	$31,926
Amortization of intangible assets, net of tax (5)	9,655	9,433	9,554
Restructuring expense, net of tax (6)	—	—	513
Deferred compensation and related investments (7)	242	368	115
Acquisition and integration expenses, net of tax (8)	2,251	1,875	336
Other, net of tax (9)	(6,163)	7,330	(1,436)
Seed capital and CLO investments (gains) losses, net of tax (10)	3,110	1,219	4,933
Net income (loss) attributable to Virtus Investment Partners, Inc., as adjusted	$44,545	$53,519	$45,941
Weighted average shares outstanding - diluted	6,857	7,139	6,867

Earnings (loss) per share - diluted, GAAP	$5.17	$4.66	$4.65
Earnings (loss) per share - diluted, as adjusted	$6.50	$7.50	$6.69

Administration and Shareholder Services Fees
Administration and shareholder service fees, GAAP	$18,351	$18,748	$18,869
Consolidated investment products fees (1)	28	3	22
Administration and shareholder service fees, as adjusted	$18,379	$18,751	$18,891

Employment Expenses
Employment expenses, GAAP	$94,790	$106,202	$98,807
Distributions to minority interests (3)	(799)	—	(815)
Deferred compensation and related investments (7)	(167)	65	(328)
Acquisition and integration expenses (8)	(116)	(861)	(454)
Other (9)	2,136	(1,141)	1,474
Employment expenses, as adjusted	$95,844	$104,265	$98,684

Other Operating Expenses
Other operating expenses, GAAP	$32,307	$32,738	$32,428
Acquisition and integration expenses (8)	(2,097)	—	—
Other (9)	—	(1,773)	(1,314)
Other operating expenses, as adjusted	$30,210	$30,965	$31,114

Total Other Income (Expense), Net
Total other income (expense), net GAAP	$1,051	$(91)	$(12,120)
Consolidated investment products (1)	116	1,197	7,874
Deferred compensation and related investments (7)	419	812	(148)
Seed capital and CLO investments (gains) losses (10)	(797)	(1,966)	4,999
Total other income (expense), net as adjusted	$789	$(48)	$605

Interest and Dividend Income
Interest and dividend income, GAAP	$5,033	$3,463	$2,200
Consolidated investment products (1)	1,990	2,568	1,904
Deferred compensation and related investments (7)	(262)	(246)	(24)
Interest and dividend income, as adjusted	$6,761	$5,785	$4,080
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Virtus Investment Partners, Inc. 13.

	Three Months Ended
Total Noncontrolling Interests	12/31/2025	12/31/2024	9/30/2025
Total noncontrolling interests, GAAP	$1,598	$(6,166)	$585
Consolidated investment products (1)	(245)	235	(4)
Distributions to minority interests (3)	(799)	—	(815)
Amortization of intangible assets (5)	(17)	(27)	(24)
Other (9)	(2,056)	4,292	(1,795)
Total noncontrolling interests, as adjusted	$(1,519)	$(1,666)	$(2,053)

Notes to Reconciliations:
1.Consolidated investment products - Revenues and expenses generated by operating activities of mutual funds and collateralized loan obligations (CLOs) that are consolidated in the financial statements. Management believes that excluding these operating activities to reflect net revenues and expenses of the company prior to the consolidation of these products is consistent with the approach of reflecting its operating results from managing third-party client assets.
Revenue Related
2.Investment management/Distribution and service fees - Each of these revenue line items is reduced to exclude fees passed through to third-party retail client intermediaries who maintain the client relationship and are responsible for distributing company sponsored investment products and servicing the client. The amount of fees fluctuates each period, based on a predetermined percentage of the value of assets under management, and varies based on the type of investment product. The specific adjustments are as follows:
Investment management fees - Based on specific agreements, the portion of investment management fees passed through to third-party intermediaries for services to investors in sponsored investment products.
Distribution and service fees - Based on distinct arrangements, fees collected by the company then passed through to third-party client intermediaries for services to investors in sponsored investment products. The adjustment represents all of the company's distribution and service fees that are recorded as a separate line item on the condensed consolidated statements of operations.
Management believes that making these adjustments aids in comparing the company's operating results with other asset management firms that do not utilize third-party client intermediaries.
Expense Related
3.Distributions to minority interests - Earnings allocated and distributed to limited partners of a majority owned manager are recorded as employment expenses in the financial statements. Management believes reclassifying these earnings distributions to noncontrolling interests to reflect these payments as non-operating earnings distributions aids in comparing the company's operating results with other asset managers that do not have majority-owned managers.
4.Distribution and other asset-based expenses - Primarily payments to third-party client intermediaries for providing services to investors in sponsored investment products. Management believes that making this adjustment aids in comparing the company’s operating results with other asset management firms that do not utilize third-party client intermediaries.
5.Amortization of intangible assets - Non-cash amortization expense or impairment expense, if any, attributable to acquisition-related intangible assets, including any portion that is allocated to noncontrolling interests. Management believes that making this adjustment aids in comparing the company’s operating results with other asset management firms that have not engaged in acquisitions.
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Virtus Investment Partners, Inc. 14.

6.Restructuring expense - Certain non-recurring expenses associated with restructuring the business, including lease abandonment-related expenses and severance costs associated with staff reductions that are not reflective of ongoing earnings generation of the business.
7.Deferred compensation and related investments - Compensation expense, gains and losses (realized and unrealized), and interest and dividend income related to deferred compensation and related balance sheet investments. Market performance of deferred compensation plans and related investments can vary significantly from period to period. Management believes that making this adjustment aids in comparing the Company's operating results with prior periods.
8.Acquisition and integration expenses - Expenses that are directly related to acquisition and integration activities. Acquisition expenses include certain transaction related employment expenses, closing costs, professional fees, and financing fees as well as any change in the fair value of contingent consideration. Integration expenses include costs incurred that are attributable to combining businesses, including compensation, restructuring and severance charges, professional fees, consulting fees, and other expenses. Management believes that making these adjustments aids in comparing the company’s operating results with other asset management firms that have not engaged in acquisitions.
Components of Acquisition and Integration Expenses for the respective periods are shown below:

	Three Months Ended
Acquisition and Integration Expenses	12/31/2025	12/31/2024	9/30/2025
Employment expenses	$116	$861	$454
Other operating expenses	2,097	—	—
Change in fair value of contingent consideration	800	1,692	—
Total Acquisition and Integration Expenses	$3,013	$2,553	$454

9.Other - Certain expenses that are not reflective of the ongoing earnings generation of the business. Employment expenses and noncontrolling interests are adjusted to exclude fair value measurements of investment manager minority interests. Other operating expenses are adjusted for non-capitalized debt issuance costs, amortization of lease termination fees and transition related expense (benefit). Interest expense is adjusted to remove gains on early extinguishment of debt and the write-off of previously capitalized costs in connection with a debt modification. Income tax expense (benefit) items are adjusted for uncertain tax positions, changes in tax law, valuation allowances, and other unusual or infrequent items not related to current operating results to reflect a normalized effective rate. Management believes that making these adjustments aids in comparing the company’s operating results with prior periods.

Components of Other for the respective periods are shown below:

	Three Months Ended
Other	12/31/2025	12/31/2024	9/30/2025
Employment expense fair value adjustments	$(2,136)	$1,141	$(1,474)
Non-capitalized debt issuance costs	—	—	1,314
Amortization of lease termination fees	—	1,773	—
(Gain) / loss of modification of debt	—	—	508
Tax impact of adjustments	540	(774)	42
Other discrete tax adjustments	(2,511)	898	(31)
Manager minority interest fair value adjustments	(2,056)	4,292	(1,795)
Total Other	$(6,163)	$7,330	$(1,436)

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Virtus Investment Partners, Inc. 15.

Seed Capital and CLO Related
10.Seed capital and CLO investments (gains) losses - Gains and losses (realized and unrealized) of seed capital and CLO investments. Gains and losses (realized and unrealized) generated by seed capital and CLO investments can vary significantly from period to period and do not reflect the company’s operating results from providing investment management and related services. Management believes that making this adjustment aids in comparing the company’s operating results with prior periods and with other asset management firms that do not have meaningful seed capital and CLO investments.
Definitions:
Revenues, as adjusted, comprise the fee revenues paid by clients for investment management and related services. Revenues, as adjusted, for purposes of calculating net income attributable to Virtus Investment Partners, Inc., as adjusted, differ from U.S. GAAP, namely in excluding the impact of operating activities of consolidated investment products and reduced to exclude fees passed through to third-party client intermediaries who own the retail client relationship and are responsible for distributing the product and servicing the client.
Operating expenses, as adjusted, is calculated to reflect expenses from ongoing continuing operations. Operating expenses, as adjusted, for purposes of calculating net income attributable to Virtus Investment Partners, Inc., as adjusted, differ from U.S. GAAP expenses in that they exclude amortization or impairment, if any, of intangible assets, restructuring and severance, the effect of consolidated investment products, acquisition and integration-related expenses and certain other expenses that do not reflect the ongoing earnings generation of the business.
Operating margin, as adjusted, is a metric used to evaluate efficiency represented by operating income, as adjusted, divided by revenues, as adjusted.
Earnings (loss) per share, as adjusted, represent net income (loss) attributable to Virtus Investment Partners, Inc., as adjusted, divided by weighted average shares outstanding, as adjusted, on either a basic or diluted basis.

Forward-Looking Information
This press release contains statements that are, or may be considered to be, forward-looking statements. All statements that are not historical facts, including statements about our beliefs or expectations, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by such forward-looking terminology as “expect,” “estimate,” “intent,” “plan,” “intend,” “believe,” “anticipate,” “may,” “will,” “should,” “could,” “continue,” “project,” “opportunity,” “predict,” “would,” “potential,” “future,” “forecast,” “guarantee,” “assume,” “likely,” “target” or similar statements or variations of such terms.
Our forward-looking statements are based on a series of expectations, assumptions and projections about the company and the markets in which we operate, are not guarantees of future results or performance, and involve substantial risks and uncertainty including assumptions and projections concerning our assets under management, net asset inflows and outflows, operating cash flows, business plans, and ability to borrow, for all future periods. All of our forward-looking statements are as of the date of this release only. The company can give no assurance that such expectations or forward-looking statements will prove to be correct. Actual results may differ materially.
Our business and our forward-looking statements involve substantial known and unknown risks and uncertainties, including those discussed under "Risk Factors" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in our 2024 Annual Report on Form 10-K, as supplemented by our periodic filings with the Securities and Exchange Commission (the "SEC"), as well as the following risks and uncertainties resulting from: (i) reduction in our assets under management; (ii) financial or business risks from strategic
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Virtus Investment Partners, Inc. 16.

transactions; (iii) withdrawal, renegotiation or termination of investment management agreements; (iv) damage to our reputation; (v) inability to satisfy financial debt covenants and required payments; (vi) lack of sufficient capital on satisfactory terms; (vii) inability to attract and retain key personnel; (viii) challenges from competition; (ix) adverse developments related to unaffiliated subadvisers; (x) negative changes in key distribution relationships; (xi) interruptions, breaches, or failures of technology systems; (xii) loss on our investments; (xiii) adverse regulatory and legal developments; (xiv) failure to comply with investment guidelines or other contractual requirements; (xv) adverse civil litigation, government investigations, or proceedings; (xvi) unfavorable changes in tax laws or unanticipated tax obligations; (xvii) impediments from certain corporate governance provisions; (xviii) losses or costs not covered by insurance; (xix) impairment of goodwill or other intangible assets; and other risks and uncertainties. Any occurrence of, or any material adverse change in, one or more risk factors or risks and uncertainties referred to above, in our 2024 Annual Report on Form 10-K, and our other periodic reports filed with the SEC could materially and adversely affect our operations, financial results, cash flows, prospects and liquidity.

Certain other factors that may impact our continuing operations, prospects, financial results and liquidity, or that may cause actual results to differ from such forward-looking statements, are discussed or included in the company’s periodic reports filed with the SEC and are available on our website at virtus.com under “Investor Relations.” You are urged to carefully consider all such factors.

The company does not undertake or plan to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this release, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If there are any future public statements or disclosures by us that modify or affect any of the forward-looking statements contained in or accompanying this release, such statements or disclosures will be deemed to modify or supersede such statements in this release.
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